POST BALANCE SHEET EVENTS	12 Months Ended
Mar. 31, 2023
POST BALANCE SHEET EVENTS

23. POST BALANCE SHEET EVENTS

On May 22, 2023, the Company delisted from the standard segment of the Main Market of the London Stock Exchange and had a sole listing on the NASDAQ capital market. In conjunction with the delisting, there was a share consolidation of 65 to 1. The share consolidation has been reflected in our disclosures of basic and diluted loss per share as disclosed in note 18 in accordance with IAS 33.

On June 6, 2023, the Company announced that patients are now being dosed in the randomized portion of the phase 2, multi-center, double-masked, placebo-controlled trial of topical ocular OK-101 to treat DED.

On May 24, 2023, the Company extended the life of its outstanding warrants to July 12, 2026. All other terms remained unchanged.